SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported):  November 1, 1995


               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
               -------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


        Massachusetts            0-13473               04-2830750
        -------------            -------               ----------
          (State of            (Commission           (IRS Employer
        Organization)           File No.)         Identification No.)


          200 Berkeley Street
           Boston, MA  02117                    (800) 722-5457
           -----------------                    --------------
    (Address of principal executive        (Registrant's telephone
      offices, including zip code)          number, including area
                                                    code)


                              Not Applicable
                              --------------
      (Former name or former address, if changed since last report)



















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               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

ITEM 5 - Other Information
--------------------------

Maturity of the Mortgage Loan on the Fisherman's Village Apartments
-------------------------------------------------------------------

On November 1, 1995, the mortgage note on the Fisherman's Village Apartments came due. At that time, John Hancock Properties Limited Partnership (the "Partnership") did not have sufficient cash to pay the outstanding principal balance of the mortgage note in the amount of $8,693,775. John Hancock Realty Equities, Inc., the managing general partner of the Partnership (the "Managing General Partner"), had pursued obtaining an extension on the mortgage loan from the lender; however, the lender would only agree to a six month extension at a cost of two percent of the outstanding principal balance. After reviewing the terms of the lender's proposed extension and other third party financing options, John Hancock Realty Equities, Inc. determined that it was in the best interest of the Partnership to have the Managing General Partner provide short-term financing to the Partnership. Therefore, on November 1, 1995 the Managing General Partner purchased the mortgage loan from the existing lender for the amount of the outstanding principal balance, or $8,693,775. In connection therewith, the Partnership made a $500,000 payment towards the outstanding balance of the mortgage loan and the mortgage loan was modified to i) reflect the $500,000 lump-sum cash payment made by the Partnership to the Managing General Partner; ii) extend the maturity date of the mortgage to November 1, 1996; iii) allow for prepayment at any time; and iv) adjust the interest rate on the loan to the base lending rate charged by the First National Bank of Boston, or 8.75%, payable monthly. (The Partnership Agreement provides that the Managing General Partner may loan funds to the Partnership at an interest rate that shall not exceed by more than 2% the base rate of the First National Bank of Boston.) In the Managing General Partner's opinion, this transaction substantially benefits the Partnership because it provides the Partnership with financing on terms significantly more favorable than the financing that was otherwise available to the Partnership.

The Managing General Partner currently anticipates that the Partnership will obtain the funds necessary to satisfy the mortgage indebtedness, which is due on November 1, 1996, through the sale of the Fisherman's Village Apartments.














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
               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

ITEM 7 - Financial Statements and Exhibits
------------------------------------------

     Exhibits

       1. Assignment of Mortgage and Assignment of Mortgage Loan Documents between Pacific Mutual Life Insurance Company and John Hancock Realty Equities, Inc. dated November 1,
            1995                                                 5

       2.   Renewal Note between John Hancock Properties Limited
            Partnership and John Hancock Realty Equities, Inc. dated
            November 1, 1995                                     8

       3.   Mortgage Modification Agreement between John Hancock
            Properties Limited Partnership and John Hancock Realty
            Equities, Inc. dated November 1, 1995               11





































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
               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

                                SIGNATURES
                                ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 21th day of November, 1995.


                         John Hancock Properties Limited Partnership

                          By:  John Hancock Realty Equities, Inc.,
                               Managing General Partner



                            By:  WILLIAM M. FITZGERALD
                                 -------------------------------
                                 William M. Fitzgerald, President



                            By:  RICHARD E. FRANK
                                 -------------------------------
                                 Richard E. Frank, Treasurer
                                 (Chief Accounting Officer)

























8K1195BY.DOC

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